                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 22, 1996




                       Bio-Dental Technologies Corporation
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


                 1-10771                        84-1104386
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          Commission File Number     (IRS Employer Identification No.)


           11291 Sunrise Park Drive, Rancho Cordova, California 95742
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (916) 638-8147
                                                           --------------


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 2. Disposition of Assets

Assignment and Release of Rights under Exclusive License Agreement

On July 22, 1996, Bio Dental Technologies Corporation (the "Registrant") disposed of its rights to receive royalty payments from Denticator International, Inc. ("DII"), a former subsidiary of the Registrant, in exchange for a $7.5 million cash payment. Prior to this transaction, the Registrant had been receiving royalty payments from DII pursuant to an Exclusive License Agreement, dated March 31, 1991 (the "License Agreement"), as amended by an Extension and Modification of Exclusive License Agreement, dated April 1, 1994 (the "Modification"). The License Agreement and Modification are incorporated herein by this reference.

On July 22, 1996, Young Innovations, Inc. ("Young") purchased substantially all of the assets and assumed certain liabilities of DII. As part of the Young acquisition, the Registrant transferred and conveyed to DII all of its future royalty rights and interests under the License Agreement and Modification for a lump sum payment of $7.5 million. Additionally, approximately $960,000 owed to the Registrant by DII at the time of the closing for accrued royalties, notes payable and accrued interest was converted to a "product credit" upon which the Registrant and its affiliates can draw free product from Young and its affiliates at a specified rate until depleted. The Registrant expects to utilize the product credit during the next two years.

Approximately $1.3 million of the proceeds received by the Registrant was used to prepay all of the outstanding principal and accrued and unpaid interest on the term notes related to the Note and Warrant Purchase Agreement, dated March 29, 1996 (the "Note Agreement") among the Registrant, the State of Oregon ZCG/PERS and the City of Stamford Fireman's Pension Fund. Approximately $2 million of the proceeds received by the Registrant was used to prepay all of the outstanding principal and accrued and unpaid interest on the Line of Credit Agreement, dated December 16, 1992, as amended, (the "Credit Agreement") and the Commercial Loan Note, dated March 31, 1995, as amended, (the "Loan Note") , owed by the Registrant to The Bank of California. The Note Agreement, the Credit Agreement and the Loan Note are incorporated herein by this reference.

ITEM 7. Financial Statements and Exhibits

Except as otherwise indicated below, all exhibits listed below in the Exhibit Index have previously been filed and are incorporated by this reference into this Item 7 of Form 8-K. The exhibit marked with an asterisk (*) is attached to this Form 8-K as an exhibit.
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                                  EXHIBIT INDEX

10.5 Exclusive Licensing Agreement, dated March 31, 1991, by and between the Registrant and Denticator International, Inc., incorporated by reference into this Item 7 by reference to
                  Item 7 of the Registrant's Form 8-K dated March 31, 1991.

10.16 Credit Agreement, dated December 16, 1992, by and between the Registrant and The Bank of California, relating to a $1,000,000 line of credit established for the Registrant at The Bank of California, incorporated by reference into this
                  Item 7 by reference to Item 13 of the Registrant's Form 10-KSB for the year ended March 31, 1993, filed by the Registrant on June 28, 1993.

10.21 Extension and Modification of Exclusive License Agreement, dated April 1, 1994, by and between the Registrant and Denticator International, Inc., a California corporation, incorporated by reference into this Item 7 by reference to
                  Item 13 of the Registrant's Form 10-KSB for the year ended March 31, 1994, filed by the Registrant on July 12, 1994.

10.26 Commercial Loan Note, dated March 31, 1995, by and between the Registrant and The Bank of California relating to a $1,000,000 note payable from the Registrant to The Bank of California, incorporated by reference into this Item 7 by reference to
                  Item 13 of the Registrant's Form 10-KSB for the year ended March 31, 1995, filed by the Registrant on July 13, 1995.

10.37 Note and Warrant Purchase Agreement among the Registrant, the State of Oregon ZCG/PERS ("Oregon") and the City of Stamford Fireman's Pension Fund ("Stamford") dated March 29, 1996, and all related material thereto, relating to $1,250,000 Notes Payable from the Registrant to Oregon and Stamford and the issuance of common stock purchase warrants to Oregon and Stamford, incorporated by reference into this Item 7 by reference to Item 7 of the Registrant's Form 8-K dated March 29, 1996.

10.38* Asset Purchase Agreement, with Exhibits and Schedules thereto, dated July 22, 1996, by and among the Registrant, Denticator International, Inc., Jose L. Mendoza and Young Innovations, Inc., for the purchase of certain assets and liabilities of Denticator International, Inc. by Young Innovations, Inc. and the Assignment and Release Agreement whereby the Registrant transferred and conveyed to DII all of its rights and interests under the Exclusive License Agreement, dated March 31, 1991, as amended by the Extension and Modification of Exclusive License Agreement, dated April 1, 1994, by and between the Registrant and Denticator International, Inc.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Bio-Dental Technologies Corporation
                                   ---------------------------------------------
                                              (Registrant)



Date August 6, 1996
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                                              (Signature)

                                   Terry E. Bane, Chief Financial Officer
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Bio-Dental Technologies Corporation
                                   ---------------------------------------------
                                              (Registrant)



Date August 6, 1996                /s/ Terry E. Bane
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                                              (Signature)

                                   Terry E. Bane, Chief Financial Officer
                                   ---------------------------------------------